UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ x ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a -12

VOICE MOBILITY INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ x ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

VOICE MOBILITY INTERNATIONAL, INC.
Suite 107 – 645 Fort Street
Victoria, British Columbia
Canada V8W 1G2

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

NOVEMBER 12, 2010
10:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

NOTICE IS HEREBY GIVEN that Voice Mobility International, Inc., a Nevada corporation, (the “Company”) will hold its Annual and Special Meeting of stockholders on November 12, 2010 at 10:00 a.m. (Vancouver time) at the office of its law firm, Clark Wilson LLP, located at Suite 800, 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Canada (the “Meeting”).

The Meeting is being held for the following purposes:

1.	To elect Jay Hutton, Aron Buchman and Sean O’Mahony as the directors of the Company for a one-year term expiring on the day of the 2011 Annual Meeting of stockholders;

2.

To ratify the selection of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending December 31, 2010 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.

To consider and, if thought fit, to pass a resolution to amend the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the authorized number of common shares issuable by the Company from 100,000,000 common shares to 200,000,000 common shares, as more particularly described in the Proxy Statement; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 5, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement. At the Meeting, each of the shares of common stock represented at the Meeting will be entitled to one vote on each matter properly brought before the Meeting.

Your attention is directed to the accompanying Proxy Statement and exhibits which summarize each item. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS
By:
/s/ Jay Hutton
Jay Hutton
Chief Executive Officer
Dated: September 27, 2010

VOICE MOBILITY INTERNATIONAL, INC.
Suite 107 – 645 Fort Street
Victoria, British Columbia
Canada V8W 1G2

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual and Special Meeting of stockholders (the “Meeting”) to be held on November 12, 2010 at 10:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about October 18, 2010 to all stockholders entitled to vote at the Meeting. The Meeting will be held at the offices of Clark Wilson LLP, located at Suite 800, 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3H1.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock (the “Common Stock”) as of the close of business on October 5, 2010 (the “Record Date”). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on October 5, 2010, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. On the Record Date, there were <> shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of our issued and outstanding shares of Common Stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

The persons named as proxyholders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

The shares represented by a stockholder’s proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

Stockholders of record on October 5, 2010 are entitled to one vote for each share of Common Stock on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

Advice To Beneficial Stockholders

Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are “non-registered” shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which is held on behalf of that person (the “Non-Registered Holder”) but which is registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s,

RRIF’s, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

These security holder materials are being sent to both registered and non-registered owners of shares of Common Stock. If you are a non-registered owner, and our company or our agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

At the Meeting, the stockholders will be asked to consider three proposals: (1) the election of the Board; (2) the appointment of independent accountants; and (3) approval to amend the Articles of Incorporation to increase the number of common shares issuable by our company from 100,000,000 common shares to 200,000,000 common shares. A summary of these proposals is as follows:

Proposal 1. Election of Directors.

The entire Board is elected annually by the stockholders at the annual meeting of our company. The Board has selected three nominees based upon their ability and experience. The nominees consist of Jay Hutton, Aron Buchman and Sean O’Mahony. Jay Hutton and Aron Buchman are currently serving as directors of our company. We anticipate that Sean O’Mahony will replace William Krebs as a director of our company before the annual meeting.

The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2. Appointment of Independent Accountants.

The Audit Committee has nominated Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting. Dale Matheson Carr-Hilton Labonte LLP provided audit and other services during the year ended December 31, 2009 and Ernst & Young LLP provided audit and other services during the year ended December 31, 2008. This included the following fees:

	2009	2008
Audit Fees	$50,500	$81,000
Audit Related Fees	-	-
Tax Fees	7,500	11,000
All Other Fees	-	1,000
Total Fees	$58,000	$93,000

The Audit Committee has reviewed with Dale Matheson Carr-Hilton Labonte LLP and Ernst & Young LLP whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Dale Matheson Carr-Hilton Labonte LLP are not expected to be present at the Meeting. However, we will provide contact information for Dale Matheson Carr-Hilton Labonte LLP to any stockholder who would like to contact the firm with questions.

The Board recommends that you vote FOR approval of Dale Matheson Carr-Hilton Labonte LLP as the independent registered public accounting firm for our company.

Proposal 3. Approval to Amend the Articles of Incorporation.

The Board is seeking shareholder approval to amend our Articles of Incorporation to increase the authorized number of common shares that may be issuable in series by our Board in their discretion from 100,000,000 common shares to 200,000,000 common shares as required by Section 78.207(3) of the Nevada Revised Statutes. If approved by our shareholders at the Meeting, our company intends to file a Certificate of Amendment to amend our Articles of Incorporation to increase the authorized common shares of our company.

The Board recommends that you vote FOR the approval of the increase in our authorized share capital.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Jay Hutton(1) British Columbia, Canada	Director Chairman and Chief Executive Officer	44	May 12, 2010 July 6, 2010
Aron Buchman(1) British Columbia, Canada	Director	40	July 6, 2010
William Krebs(1)(2) British Columbia, Canada	Director	62	January 1995

(1) Member of our Audit Committee
(2) We anticipate that Sean O’Mahony will replace William Krebs as a director of our company before the annual meeting.

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our current bylaws provide for a board of directors of between one and fifteen directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. We currently operate with a Board of three directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

Our board of directors held no formal meetings during the year ended December 31, 2009. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We have not adopted a formal policy with respect to the members of our Board attending our Meeting. There were three members of the Board who attended last years Annual Meeting.

Nominees for Election

The entire board of directors is elected annually by the stockholders at the Annual Meeting. The Board has selected three nominees based upon their ability and experience. The nominees consist of Jay Hutton, Aron Buchman and Sean O’Mahony. The Board recommends that you vote FOR each of the nominees.

Set forth below is biographical information for each person nominated for election to the Board.

Jay Hutton

Mr. Hutton is the President of Arrowstone Ventures Ltd. and a partner in HGH Capital Partnership. He is also the President of Telemerx Systems Inc., a business involved in electronic payments and workflow management solutions. His business experience includes re-structuring and business planning for new and emerging businesses. His previous engagements have included strategic planning for technology companies as well as structuring a large limited partnership for a real estate development. He served as both President and CEO of Voice Mobility in the past as was on the Board of Directors until May of 2007

Aron Buchman

Mr. Buchman has been extensively involved in software applications development and defining strategic commercialization in the IT and Telecommunications industries for over 10 years, enabling him to provide solid advice on strategic issues shaping global adoption within emerging technology trends. Mr. Buchman currently provides technology expertise to Emprise Capital Corp., a private merchant banking firm.

Sean O’Mahony

Mr. O’Mahony has extensive international management and operational experience. He is currently the principal of Lux Holding Inc., though which he provides due diligence services to potential investors in wireless/mobile-related startups, advises companies with sales and marketing strategies, and advises clients during M&A transactions. From 2007 to 2008, Mr. O’Mahony was CEO of Cubic Telecom, a company that developed a GSM roaming product under the brand name MaxRoam. From 2006 to 2007, he was engaged as a consultant by Sequoia funded JAJAH to assist with the introduction of a mobile phone product. From 2004 to 2005, he was CEO of Excilan S.A., a company which provides a highly secure authentication and payment platform. In 2001, Mr. O’Mahony founded FatPort Corporation and served as their CEO until 2004. FatPort Corporation was the first “greenfield” public Wi-Fi operator (WISP) in Canada.

Family Relationships

There are no family relations among any of our directors or officers.

Involvement In Certain Legal Proceedings.

No nominee, director or executive officer has been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Legal Proceedings

Other than described below, we know of no material existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

We have received a letter dated April 27, 2010 from the British Columbia Employment Standards Branch (the “ESB”) of the Ministry of Labour addressed to Voice Mobility Inc., Voice Mobility International Inc. and Voice Mobility (US) Inc.. In the letter, the ESB requests all payroll records relating to Duncan Johnson, Peter Volchek, Todd Johnson, Patrick O’Connell, and Glen Buchamer (the “Employees”). The payroll records requested include a detailed breakdown of outstanding wages owed to each employee by Voice Mobility Inc. The Employees have filed complaints alleging that regular wages are owing for hours worked during the month of March, 2010. As well, certain of the Employees are alleging that they may be entitled to compensation pay for length of service. The Employees allege they are owed, collectively, $68,724.79.

We have received a letter dated April 1, 2010 from Randy Buchamer, which states that the letter serves as formal notice under the loan agreement dated November 2, 2009 (the “Agreement”) that we are in default of our obligation to make the March 31, 2010 payment of $62,500 plus interest to Mr. Buchamer. Mr. Buchamer further states that, as per the Agreement, unless he receives payment in full by April 10, 2010, he will exercise whatever rights and remedies he has under the law to enforce such payment, including institution of legal proceedings. On August 1, 2010, we received a further demand letter from Mr. Buchamer stating that we are in default of our obligation to make the March 31, 2010 payment of $62,500 plus interest and July 31, 2010 payment of $62,500 plus interest. Mr. Buchamer states that unless he receives payment in full by August 10, 2010, he will exercise whatever rights and remedies he has under the law to enforce such payment, including institution of legal proceedings. On September 9, 2010, we received a further demand letter from Mr. Buchamer stating that as at September 8, 2010, we are indebted to Mr. Buchamer in the amount of $137,685.23 under various loan agreements and interest will accrue at a rate of HSBC Prime plus 4% compounded annually. Further, Mr. Buchamer states that as of September 1, 2010 we are further indebted to Mr. Buchamer in the amount of $84,999.96 under a settlement agreement. Mr. Buchamer states that unless he receives payment in full by September 20, 2010, he will exercise whatever rights and remedies he has under the law to enforce such payment, including institution of legal proceedings and enforcement of his security interest in all our present and after acquired property. As of September 27, 2010, to our knowledge Mr. Buchamer has not commence any lawsuit against us or taken any step to enforce his security interest.

Vote Required and Board Recommendation

The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, nominee, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since the beginning of our company’s last fiscal year ended December 31, 2009, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

Pursuant to the terms of our audit committee charter, our audit committee reviews all material related party transactions and communicates to the Board whether or not the audit committee recommends approval of the specific related party transaction. The audit committee charter is attached as Exhibit C to this Proxy Statement.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2009, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

CORPORATE GOVERNANCE

We currently act with three directors, consisting of Jay Hutton, Aron Buchman, and William Krebs. We anticipate that William Krebs will resign as a director before the meeting date. We have determined that Aron Buchman and William Krebs are independent director as defined by Nasdaq Marketplace Rule 4200(a)(15) and Jay Hutton is not.

We currently act with a standing audit and governance committee. We do not have a standing nominating committee but our entire board of directors acts as our nominating committee. If any shareholders seeks to nominate a director or bring any other business at any meeting of our shareholders, the shareholder must comply with the procedures contained in our bylaws and the shareholder must notify us in writing and such notice must be delivered to or received by the Secretary in accordance with Rule 14a-8 of the Exchange Act. A shareholder may write to the Chief Executive Officer of our company at our principal executive office, Suite 107 – 645 Fort Street, Victoria, British Columbia, Canada V8W 1G2, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Audit Committee

Our Audit Committee consists of Jay Hutton, Aron Buchman and William Krebs. Aron Buchman and William Krebs are non-employee directors of our company and are independent and Jay Hutton is an employee director of our company and is not independent as defined by Nasdaq Marketplace Rule 4200(a)(15). The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the board of directors the selection of the independent registered chartered accountants; to consider proposals made by the independent registered chartered accountants for consulting work; and to report to the board of directors, when so requested, on any accounting or financial matters. The Audit Committee of the board of directors was formed in February 2000 and adopted its charter on April 26, 2002.

Governance Committee

The Governance Committee currently consists of Jay Hutton, Aron Buchman and William Krebs. Aron Buchman and William Krebs are non-employee director of our company and are independent and Jay Hutton is an employee director of our company and is not independent as defined by Nasdaq Marketplace Rule 4200(a)(15) The Governance Committee monitors the effectiveness of senior management and the Governance Committee of the Board identifies and reports on candidates to be nominated to the Board.

Transactions with Independent Directors

Other than as set out below or disclosed under the heading “Certain Relationships and Related Transactions, and Director Independence”, none of our independent directors entered into any transaction, relationship or arrangement during the year ended December 31, 2009 that was considered by our board of directors in determining whether the director maintained his or her independence in accordance with Nasdaq Marketplace Rule 4200(a)(15).

During 2009 no stock options were issued to directors of the Company. Other than reimbursement for travel expenses incurred in connection with attending our directors’ meetings, our Company did not pay any other fees to our directors during the year ended December 31, 2009.

AUDIT COMMITTEE

In the year ended December 31, 2009, there were no meetings held by the Audit Committee. The Audit Committee currently consists of Jay Hutton, Aron Buchman and William Krebs. Mr. William Krebs is the Chair of the Audit Committee and is a non-employee director of our company. Mr. Hutton is not independent and Mr. Buchman and Mr. Krebs are independent as defined by Nasdaq Marketplace Rule 4200(a)(15) and Multilateral Instrument 52-110, adopted by various Canadian securities commissions. Each of the members of the Audit Committee are financially literate as defined in Multilateral Instrument 52-110. For a description of each members’ education and experience, see the section of this proxy statement entitled “Nominees for Election”. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted its charter for the Audit Committee on April 26, 2002, a copy of which is attached hereto as Exhibit C. The Audit Committee of the Board was formed in February 2000.

For a description of the Audit Committee’s Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled “Proposal 2 Ratification of Selection of Independent Auditors” or Item 14 - “Principle Accountant Fees and Services” of our Form 10-K filed as our Annual Information Form. Our Annual Information Form is available on SEDAR at www.sedar.com.

Audit Committee Financial Expert

Our board of directors has determined that our company has one audit committee financial expert serving on the audit committee, namely William Krebs who is a chartered accountant. Our board of directors has also determined that William Krebs is “independent”, as that term is defined by Nasdaq Marketplace Rule 4200(a)(15).

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2009.

The Audit Committee has also discussed with Dale Matheson Carr-Hilton Labonte LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Dale Matheson Carr-Hilton Labonte LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Dale Matheson Carr-Hilton Labonte LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission and our proxy statement for its 2010 Meeting.

As of the date of this report, the Audit Committee of our Board consists of Jay Hutton, Aron Buchman and William Krebs. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of our company under the

Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

CORPORATE GOVERNANCE COMMITTEE

In the year ended December 31, 2009, there were no meetings held by the Corporate Governance Committee. The Corporate Governance Committee currently consists of Messrs. Hutton, Buchman and William Krebs. Mr. Buchman and Mr. Krebs are non-employee director of our company and independent and Mr. Hutton is an employee director and not independent as defined by Nasdaq Marketplace Rule 4200(a)(15). The primary function of the Corporate Governance Committee is to assist the board in developing our company’s approach to corporate governance issues and monitoring performance against the defined approach. The Corporate Governance Committee is also responsible for the nomination of directors. The Board itself monitors the effectiveness of senior management and the Corporate Governance Committee of the Board identifies and reports on candidates to be nominated to the Board. The Board adopted its charter for the Corporate Governance Committee on March 30, 2006, a copy of which is attached hereto as Appendix I to Exhibit B.

The Corporate Governance Committee does not currently have a policy with regard to the consideration of any director candidates recommended by our stockholders. The Board does not believe that it is necessary to have a policy with regard to the consideration of any director candidates recommended by stockholders as any such candidates can be appropriately evaluated by the Corporate Governance Committee. We, however, encourage stockholders to recommend candidates directly to the Corporate Governance Committee by sending communications to “The Corporate Governance Committee of Voice Mobility International, Inc.,” c/o Voice Mobility International, Inc., Suite 107 – 645 Fort Street, Victoria, British Columbia Canada V8W 1G2. The Corporate Governance Committee identifies and reports on candidates to be nominated to our Board.

The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to “The Board of Directors of Voice Mobility International, Inc.”, c/o Voice Mobility International, Inc., Suite 107 – 645 Fort Street, Victoria, British Columbia Canada V8W 1G2.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding the Common Stock beneficially owned on October 5, 2010 (the record date) for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company’s executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of October 5, 2010, we had <> shares of Common Stock issued and outstanding. Accordingly, <> shares are entitled to one (1) vote per share at the Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Jay Hutton c/o 107 – 645 Fort Street Victoria, BC V8W 1G2	Nil	Nil
Aron Buchman c/o 107 – 645 Fort Street Victoria, BC V8W 1G2	Nil	Nil
Sean O’Mahony c/o 107 – 645 Fort Street Victoria, BC V8W 1G2	Nil	Nil

Directors and Executive Officers as a Group (3 persons)	Nil	Nil

(1)

Based on <> shares of common stock issued and outstanding as of October 5, 2010. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Changes in Control

As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than the election of the nominees to office, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2009; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended December 31, 2009, who we will collectively refer to as our named executive officers, of our company for the years ended December 31, 2009 and 2008, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year and all figures are in U.S. dollars:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non- Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Other Annual Compen- sation ($)(2)	Total ($)
Jay Hutton Chief Executive Officer (3)	2009 2008	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A
William Krebs Former Interim Chief Executive Officer(4)	2009 2008	Nil Nil	Nil Nil	Nil Nil	Nil 5,168	Nil Nil	Nil Nil	Nil Nil	Nil 5,168

Rob Collins Former Director of Marketing (5)	2009 2008	102,759 88,670	Nil Nil	Nil Nil	Nil 12,921	Nil Nil	Nil Nil	5,708 4,926	108,467 106,517
John Gavin (6)	2009 2008	106,400 150,400	Nil Nil	Nil Nil	Nil 5,168	Nil Nil	Nil Nil	7,200 7,200	113,600 162,768
Randy Buchamer Former Chief Executive Officer(7)	2009 2008	184,348 164,204	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	4,519 4,926	188,868 169,130
Robert Eisses Former Interim Chief Operation Officer(8)	2009 2008	15,000 Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	15,000 Nil

(1)

Reflects the grant date fair value calculated in accordance with FAS 123(R). See “Notes to Financial Statement – Summary of Significant Accounting Policies – Stock Based Compensation” for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FAS 123(R).

(2)	Mr. Buchamer, Mr. Collins and Mr. Gavin “All Other Compensation” consists of car allowances.

(3)	Jay Hutton has been our Chief Executive Officer since July 6, 2010.

(4)	William Krebs was our Interim Chief Executive Officer from November 2, 2009 to July 6, 2010.

(5)

Compensation was paid to Mr. Collins by VMI, our operating subsidiary. Mr. Collins, Director of Marketing entered into an indefinite term employment agreement on January 19, 2000, which agreement terminated on upon the resignation of Mr. Collins. He receives a salary of $102,759 (Cdn$108,000) per year plus a car allowance of $476 (Cdn$500) per month.

(6)

Compensation was paid to Mr. Gavin by VMI (US), our operating subsidiary. Mr. Gavin, US Channel Manager entered into an indefinite term employment agreement on September 1, 2007, which agreement terminated upon the resignation of Mr. Gavin. He receives a salary of $100,000 per year plus and office allowance of $200 per month and a car allowance of $600 per month. During 2009, Mr. Gavin also received a draw on commission of $4,000.

(7)

Compensation was paid to Mr. Buchamer by VMI, our operating subsidiary. Mr. Buchamer, Former Chief Executive Officer of our company and our subsidiary, entered into an indefinite term employment agreement on August 16, 2001. On October 13, 2009 Mr. Buchamer resigned from his position as Chief Executive Officer. He received a salary of $184,348 (Cdn$193,750) plus a car allowance of $476 (Cdn$500) per month up to his date of resignation.

(8)	Mr. Eisses was appointed as interim Chief Operating Officer on November 25, 2009 and resigned on March 1, 2010.

Compensation Discussion and Analysis

The compensation committee of our board of directors determines compensation for our Chief Executive Officer, reviews and makes recommendations regarding compensation of executive officers, and supervises the administration of our equity plans for executives and all employees.

During the year ended December 31, 2009, the committee was composed of two independent directors, William Laird and Michael Dyde, and one non-independent director, William Krebs. William Laird and Michael Dyde resigned as directors of our company on July 6, 2010. Currently the compensation committee is composed of our board of directors, consisting of Jay Hutton, Aron Buchman and William Krebs.

Executive Compensation Objectives

On behalf of our board of directors, the compensation committee reviews and makes recommendations concerning:

1.	the compensation policy with respect to our employees or any of our subsidiaries ensuring that our company is in compliance with all legal compensation reporting requirements;
2.	the compensation of our Chief Executive Officer and other officers of our company;
3.	management compensation programs including, stock option plans, incentive plans, and perquisites;
4.	the annual, or more often if appropriate review of:

	(a)	management succession plans and process;
	(b)	performance appraisal and management and employee development programs;
	(c)	contingency plans in the event of the unexpected disability of key management; and
	(d)	proposed personnel changes involving officers reporting to the Chief Executive Officer.

Components of Compensation

Executive compensation consists primarily of base salary and stock options.

Base Salary. We target executives’ base salaries according to salary surveys. In determining each executive officer’s base salary, the compensation committee takes into account competitive market data for similar positions at high-technology companies, individual responsibilities and performance, and internal equity within our company.

Stock Options. Our equity incentives have been in the form of stock options. Stock options are issued at an exercise price of fair market value on the date of grant. Options granted in fiscal 2008 vest ratably over thirty-six months. Fair-market-value stock options become valuable and exercisable only if the executive officer continues to work at our company and the stock price subsequently increases.

CEO Compensation

Following the resignation of Randy Buchamer as Chief Executive Officer, acting Chief Financial Officer and director on October 13, 2009, William Krebs, a former director of our company and former member of the audit committee, agreed to act on an interim basis to carry out the functions as Chief Executive Officer of our company until a qualified person is located and appointed to fill these positions. No compensation was paid to Mr. Krebs for services rendered. On July 6, 2010, we appointed Jay Hutton as our Chief Executive Officer in place of Mr. Krebs.

Stock Option Grants in 2009 to Named Executive Officers

During 2009, we did not grant any stock option awards to Executive Officers or other employees.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes equity awards granted to our named executive officers that were outstanding as of December 31, 2009.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes equity awards granted to our named executive officers that were outstanding as of December 31, 2009.

Option Awards						Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Randy Buchamer	108,800 400,000 491,900	0 0 0	N/A	$0.79 0.50 0.99	Mar 30/11 Aug 22/11 Aug 24/10	N/A	N/A	N/A	N/A
Rob Collins	55,000 54,400 50,000 0	0 0 0 125,000	N/A	0.46 0.79 0.27 0.20	Feb 20/12 Mar 30/11 July 24/12 July 31/13	N/A	N/A	N/A	N/A
John Gavin	0 0	50,000 200,000	N/A	0.20 0.23	July 31/13 Sept 4/12	N/A	N/A	N/A	N/A
William Krebs	0	100,000	N/A	0.20	July 31/13	N/A	N/A	N/A	N/A

Aggregate Option Exercises in 2009 by Executive Officers

During the year ended December 31, 2009 none of our named executive officers exercised stock options.

Compensation of our Company’s Directors

Our non-employee directors are granted incentive stock options. Employee directors are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to our Second Amended and Restated 1999 Stock Option Plan.

The following table summarizes compensation paid to all of our non-employee directors for the fiscal year ended December 31, 2009 and all figures are in U.S. dollars:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Qualified Deferred Compensation Earnings ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Michael Dyde(1)	Nil	Nil	10,336	Nil	Nil	Nil	10,336
William Krebs(2)	Nil	Nil	10,336	Nil	Nil	Nil	10,336
William H. Laird(3)	Nil	Nil	10,336	Nil	Nil	Nil	10,336

(1)	Michael Dyde resigned as a director of our company on July 6, 2010.
(2)	William Krebs resigned as our Interim Chief Executive Officer on July 6, 2010.
(3)	William Laird resigned as a director of our company on July 6, 2010.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected to receive stock options to purchase common shares as awarded by our board of directors or through our compensation committee. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Employment Agreement with Our Named Executive Officers

Randy Buchamer, former Chief Executive Officer of our company and our subsidiary, entered into an employment agreement on August 16, 2001. Except for any accrued salary, Mr. Buchamer is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Buchamer’s employment as Chief Executive Officer, or in connection with Mr. Buchamer’s responsibilities following a change in control. During the year ended December 31, 2009, Mr. Buchamer received a salary of US$184,348 plus a car allowance of US$4,519 per month. Mr. Bunchamer resigned on October 13, 2009 and his employment agreement was terminated.

Rob Collins, former Director of Marketing, entered into an employment agreement on January 19, 2000. Except for any accrued salary, Mr. Collins is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Collins’s employment as Director of Marketing, or in connection with Mr. Collins’s responsibilities following a change in control. During the year ended December 31, 2009, Mr. Collins received a salary of US$102,759 plus a car allowance of US$5,708 per month.

John Gavin, US Channel Manager, entered into an employment agreement on September 1, 2007. Except for any accrued salary, Mr. Gavin is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Gavin’s employment as US Channel Manager, or in connection with Mr. Gavin’s responsibilities following a change in control. During the year ended December 31, 2009, Mr. Gavin received a salary of US$106,400 and a car allowance of US$5,708 per month.

EQUITY COMPENSATION PLAN INFORMATION

We adopted our current stock option plan, entitled the Second Amended and Restated Stock Option Plan on April 25, 2001 and approved by our stockholders on June 14, 2001. The following table provides a summary of the number of options granted under our stock option plan, the weighted average exercise price and the number of options remaining available for issuance all as at December 31, 2009.

	Number of securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	4,588,891	$0.52	4,494,145
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	4,588,891	$0.52	4,494,145

(1)

The maximum number of options issuable under our stock option plan is 12,000,000, less 6,803,855 options that have been granted and exercised under the plan and less 500,000 options, which the Toronto Stock Exchange required that we remove from the plan in connection with a transaction with Aliant Inc. in December 2001.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this Proxy Statement.

None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors’ or executive officers’ indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Dale Matheson Carr-Hilton Labonte LLP has audited our financial statements since July 27, 2009. Previously our financial statements were audited by Ernst & Young LLP. At the recommendation of the Audit Committee, the Board has selected Dale Matheson Carr-Hilton Labonte LLP as our independent registered public accounting firm for the year ending December 31, 2010, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the selection of Dale Matheson Carr-Hilton Labonte LLP as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the Board is submitting the selection of Dale Matheson Carr-Hilton Labonte LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

The Audit Committee reviews audit and non-audit services performed by Dale Matheson Carr-Hilton Labonte LLP as well as the fees charged by Dale Matheson Carr-Hilton Labonte LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence. Additional information concerning the Audit Committee and its activities with Dale Matheson Carr-Hilton Labonte LLP can be found under the sections of this proxy statement entitled “Audit Committee” on page 12 and “Audit Committee Report” on page 12.

Our Audit Committee has considered and determined that the services provided by Dale Matheson Carr-Hilton Labonte LLP are compatible with maintaining the independence of the principal accountant.

Representatives of Dale Matheson Carr-Hilton Labonte LLP are not expected to be present at the Meeting. However, we will provide contact information for Dale Matheson Carr-Hilton Labonte LLP to any stockholder who would like to contact the firm with questions.

Fees Paid to Dale Matheson Carr-Hilton Labonte LLP and Ernst & Young LLP

Dale Matheson Carr-Hilton Labonte LLP provided audit and other services during the year ended 2009 and Ernst & Young LLP provided audit and other services during the year ended December 31, 2008. This included the following fees:

	2009	2008
Audit Fees	$50,500	$81,000
Audit Related Fees	-	-
Tax Fees	7,500	11,000
All Other Fees	-	1,000
Total Fees	$58,000	$93,000

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audit related fees paid to our independent registered public accounting firms.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to our independent registered public accounting firms.

The Securities and Exchange Commission requires that, before Dale Matheson Carr-Hilton Labonte LLP is engaged by our Company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee; or

  entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting.

The Audit Committee has considered the nature and amount of the fees billed by Dale Matheson Carr-Hilton Labonte LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Dale Matheson Carr-Hilton Labonte LLP’s independence.

Changes in Auditor

On July 27, 2009, we dismissed Ernst & Young LLP as our principal independent accountant, and on July 27, 2009, we engaged Dale Matheson Carr-Hilton LaBonte LLP as our principal independent accountant. The decision to dismiss Ernst & Young and to appoint Dale Matheson Carr-Hilton LaBonte was recommended by the audit committee of our board of directors.

Ernst & Young’s report on our financial statements for either of the two most recent fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its report.

During our two most recent fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through the date of appointment, we have not consulted with Dale Matheson Carr-Hilton LaBonte regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Dale Matheson Carr-Hilton LaBonte provided to us a written report or oral advice that Dale Matheson Carr-Hilton LaBonte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Dale Matheson Carr-Hilton LaBonte regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of Dale Matheson Carr-Hilton Labonte LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SELECTION OF
DALE MATHESON CARR-HILTON LABONTE LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF OUR COMPANY.

PROPOSAL 3
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

The Board is seeking shareholder approval to amend our Articles of Incorporation to increase the authorized number of common shares that may be issuable in series by our Board in their discretion from 100,000,000 common shares to 200,000,000 common shares as required by Section 78.207(3) of the Nevada Revised Statutes. If approved by our shareholders at the Meeting, our company intends to file a Certificate of Amendment to amend our Articles of Incorporation to increase the authorized preferred shares of our company.

Our Board is seeking approval to amend our Articles of Incorporation to increase the authorized number of common shares because the holders (the “Holders”) of our Series C non voting convertible preferred shares (the “Series C Shares”) have stated a desire to convert their Series C Shares into common shares. The Holders have the right to convert each Series C Share into one of our common shares. We have 19,250,280 Series C Shares outstanding. As at September 24, 2010, we have 67,271,845 common shares issued and outstanding. Assuming all the Holders convert their Series C Shares into common shares, we will have only 13,477,875 authorized common shares left to issue. Further, as announced on our press release dated September 2, 2010, we recently completed a convertible debt financing, which allows the holders to convert their debt to 12,895,960 common shares, assuming all warrants are exercised. We believe an increase in our authorized common shares will give us the necessary flexibility to complete potential acquisitions, issued stock options to our directors, and complete future private placements. We are not requesting the increase in authorized number of common shares for a particular transaction. A copy of the Certificate of Amendment is attached as Exhibit A to this Proxy Statement.

Our Board believes the increase in authorized share capital is in our best interests and recommends that the stockholders approve the increase in authorized capital. The increase in authorized capital will be approved if the affirmative vote of at least a majority of the common stock present or represented at the Meeting and entitled to vote thereat are voted in favour of approving the increase in authorized capital. Accordingly, at the meeting, the stockholders will be asked to pass the following resolution:

RESOLVED THAT:

1.

The increase in the authorized capital of the Voice Mobility International, Inc. (the “Company”) from 100,000,000 shares of common stock to 200,000,000 shares of common stock (the “Amendment”) be and is hereby approved.

2.	The preparation and filing of a Certificate of Amendment to the articles of incorporation of the Company be and is hereby approved.

3.

Any one director or officer of the Company be and is hereby authorized to do all things as may be necessary or advisable to effect the foregoing resolutions on behalf of the Company and to take such steps as may be necessary or advisable to give effect to the Amendment, including preparing and filing the Certificate of Amendment with the Nevada Secretary of State.

4.

Notwithstanding the foregoing, the Board of Directors of the Company shall have sole and complete discretion to determine whether or not to carry out the increase in authorized capital and, notwithstanding shareholder approval of the proposed increase in authorized capital, there shall be no obligation to proceed with such increase in authorized capital.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO
THE ARTICLES OF INCORPORATION.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2011 proxy statement, your proposal must be received by us no later than June 12, 2011 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2010 Annual Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than June 12, 2011. While the Board will consider stockholder proposals, we reserve the right to omit from our 2011 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Secretary of our company at our principal executive office, Suite 107 – 645 Fort Street, Victoria, Burnaby, British Columbia, Canada V8W 1G2, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

“HOUSEHOLDING” OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, commonly referred to as “householding”, potentially means extra conveniences for shareholders and cost savings for companies.

A number of brokers with accountholders who are shareholders of our Company may be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to shareholders, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” may continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which has been filed with the Securities and Exchange Commission, including the financial statements has been sent or is concurrently being sent to all stockholders of record as of October 5, 2010.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Computershare Trust Company, address 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, Canada V6C 3B9.

ADDITIONAL INFORMATION

Additional information relating to our company is available on SEDAR at www.sedar.com. Financial information relating to our company is provided in our company’s comparative financial statements and management’s discussion and analysis for the financial year ended December 31, 2009. Stockholders may contact our company to request copies of financial statements and management’s discussion and analysis at the following address: Jay Hutton, Chief Executive Officer, at Suite 107 – 645 Fort Street, Victoria, Burnaby, British Columbia, Canada V8W 1G2.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended December 31, 2009 and December 31, 2008, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:
/s/ Jay Hutton
Jay Hutton
Chief Executive Officer
Dated: September 27, 2010

EXHIBIT A

CERTIFICATE OF AMENDMENT

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Voice Mobility International, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article IV is hereby amended to read as follows:

The Corporation shall have the authority to issue two (2) classes of capital stock the total of which shall be 221,000,000. The classification and par value of 200,000,000 shares shall be common voting stock having a par value of $0.001 per share, and each share shall be entitled to the same dividend, liquidation and voting rights; the classification and par value of the 21,000,000 shares shall be preferred stock having a par value of $0.001 per share. Said preferred stock may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion, rights upon dissolution or liquidation, and with such designation or restrictions thereof as shall be determined by resolution adopted by the Board of Directors at the time such stock is issued without further approval of the shareholders.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
_____________________________

4. Effective date of filing (optional):
_____________________________________________
(must not be later than 90 days after the certificate is filed)

5. Signature: (required):

X

______________________________________________
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT B

CORPORATE GOVERNANCE DISCLOSURE

The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices. The section references are to Form 58-101F1 in accordance with National Instrument 48-101.

1.	Board of Directors

(a)

Aaron Buchman and William Krebs are independent directors. We anticipate that Sean O’Mahony will replace William Krebs as a director of our company before the annual meeting. We anticipate that Sean O’Mahony will be an independent director.

	(b)	Jay Hutton is an executive officer of our company and is therefore is not an independent director.

	(c)	A majority of the directors are independent.

	(d)	The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Jay Hutton	Nil
Aron Buchman	Seymour Ventures Corp., Ocean Park Ventures Corp., Brookwater Ventures Inc., Chantrell Ventures Corp.; and Windamere Ventures Ltd.
William Krebs	Nil

(e)	The independent directors do not hold formal meetings but the independent directors do have informal open and candid discussions among themselves.

(f)	The Chairman of the Board is Jay Hutton and the board has determined that he is not independent. Refer to Item 2(a) – Position Description for Chairman of the Board.

(g)

Our board of directors held no formal meetings during the year ended December 31, 2009. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

2.	Board Mandate

The Board has adopted the following mandate and terms of reference for directors:

The Board of Voice Mobility International, Inc. (the “Company”) is responsible for the stewardship of the Company on behalf of the shareholders.

In directing the affairs of the Company and delegating to management the day-to-day business of the Company, the Board endorses the guidelines for responsibilities of the Board as set out by regulatory authorities on corporate governance in Canada and the United States, and as incorporated in the its Corporate Governance Committee Mandate.

The Board’s primary responsibilities are to supervise the management of the Company, to establish an appropriate corporate governance system, and to set a tone of high professional and ethical standards. The Board is also responsible for:

  selecting and assessing members of the Board;

  choosing, assessing and compensating the Chief Executive Officer of the Company, approving the compensation of all executive officers and ensuring that an orderly management succession plan exists;

  reviewing and approving the Company’s strategic plan, operating plan, capital budget and financial goals, and reviewing its performance against those plans;

  adopting a code of conduct and a disclosure policy for the Company, and monitoring performance against those policies;

  ensuring the integrity of the Company’s internal control and management information systems;

  approving the Company’s financial statements and related public disclosures prior to such disclosure;

  approving any major changes to the Company’s capital structure, including significant investments or financing arrangements; and

  reviewing and approving any other issues which, in the view of the Board or management, may require Board scrutiny.

The Board will have a majority of members who will be unrelated and independent from management and will act as a cohesive team in ensuring effective governance of the Company. It will monitor the performance of management against stated goals and its own effectiveness through regular, formal self-evaluations.

(a) Position Descriptions

Chairman of the Board

The Board of Directors has developed and approved the following position description for the Chairman of the Board of Directors:

Position: Chairman of the Board Incumbent: Jay Hutton Reports to: Board of Directors

The Chairman of the Board is currently our sole executive officer. As we anticipate we will have an independent Chairman of the Board, we have not adjusted the role of the Chairman of the Board to account for the fact that the Chairman of the Board is also our Chief Executive Officer.

General Accountability

Reports to the Board of Directors. The Chairman, working with the Chief Executive Officer, guides and directs management to ensure that all matters relating to the stewardship and mandate of the Board are completely disclosed and discussed with the Board.

On a demand basis, he assists the Chief Executive Officer and provides guidance on those matters of Board interest and provides a sounding board to the Chief Executive Officer on issues and concerns.

Nature and Scope

The Chairman performs the following additional functions:

  he is responsible for managing the process of the Board and for ensuring that the Board discharges the responsibility in its mandate;

  he schedules regular meetings of the Board and works with the Chief Executive Officer on the agenda to see that all board matters are properly and adequately addressed and the appropriate information is sent to directors in a timely fashion;

  he is a member of the Corporate Governance Committee and thus is involved in determining the proper size of the Board, candidates for the Board, committee membership, and other general matters of corporate governance;

  ensures that all members of the Board have full opportunity to participate and question management regarding development of the Company;

  provides opportunity for all independent Board members to make comments in the absence of management and to give freely of independent guidance; and

  conducts shareholders meetings and determines the democratic will of shareholders.

Chairman of the Corporate Governance Committee

The Board has developed and approved the following position description for the Chairman of the Corporate Governance Committee:

Position: Chairman of Corporate Governance Committee

Incumbent: Vacant Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and outside advisors as necessary, ensures that the Corporate Governance Committee mandate is met, especially with regards to the appropriate tone from the top, governance processes, regulatory compliance, and succession planning.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its mandate.

Nature and Scope

The Chairman performs the following functions:

  manages the process of the Committee, its efficiency during meetings, and helps ensure that the Committee discharges the responsibility in its mandate;

  sets and approves the agenda of each meeting;

  through outside counsel and other assistance, remains informed on any issues that may arise to affect the Company’s compliance policies and practices;

  assists in monitoring compliance with the Company’s stated policies and procedures regarding governance;

  ensures that all members of the Committee have full opportunity to participate and to actively question management and any outside experts as necessary, to ensure that the Committee mandate regarding appropriate governance policies, procedures and disclosure are met; and

  provides guidance and opinions as necessary to the Chief Executive Officer, Chief Financial Officer and the Company’s Compliance Officer, as applicable, to establish and ensure adherence to the Company’s governance and compliance practices.

Chairman of the Audit Committee

The Board has developed and approved the following position description for the Chairman of the Audit Committee:

Position: Chairman of Audit Committee Incumbent: William Krebs Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and outside auditors, ensures that the Audit Committee complies with its charter.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its charter.

Nature and Scope

The Chairman performs the following functions:

  manages the process of the Committee and ensures that the Committee discharges the responsibility in its charter;

  reviews and approves the agenda of each meeting prior to the meeting;

  through consultation with management and auditors, remains informed on any issues that may arise as part of a quarterly review or annual audit;

  ensures that all members of the Committee have full opportunity to participate and to actively question management and the auditors, in order to satisfy themselves that the Audit Committee mandate regarding overseeing full and fair disclosure of the Company’s financial position is met; and

  provides guidance and opinions as necessary to management to facilitate the continued improvement of the Company’s financial control and disclosure practices.

4.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the terms of reference for directors, the terms of reference for the Chairman of the Board, the terms of reference for the Chief Executive Officer, the statement of general business principles and code of ethics, and the charters for each committee of the Board, each of which have been approved by the Board.

	(b)	The Board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.

5.	Ethical Business Conduct

	(a)	The Board has adopted a written code of business conduct and ethics (the “Code”).

		(i)	The Code has been filed as an Exhibit to our Form 10-KSB filed on March 26, 2004 on EDGAR and can be found at www.sec.gov.

(ii)

The Code was adopted by the Board on February 11, 2004. Since that date, the Board has conducted an assessment of its performance, including the extent to which the Board and each director comply with the Code. It is intended that such assessment will be conducted annually. The Board will be assessing other mechanisms by which it can monitor compliance with the Code in an efficient manner.

		(iii)	We have not filed any material change reports pertaining to any conduct of a director or executive officer that constitutes a departure from the code.

(b)

Pursuant to the terms of reference for directors which has been adopted by the Board, directors are instructed to declare any conflicts of interest in matters to be acted on by the Board, to ensure that such conflicts are handled in an appropriate manner, and to disclose any contracts or arrangements with the Company in which the director has an interest. Any director expressing a conflict or interest in a matter to be considered by the Board is asked to leave the meeting for the duration of the discussion related to the matter at hand, and to abstain from voting with respect to such matter.

(c)

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

6.	Nomination of Directors

(a)

The Board has appointed a Corporate Governance Committee, which is responsible for assisting the Board in identifying new director nominees. In identifying candidates for membership on the Board, the Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Corporate Governance Committee is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

	(b)	The Corporate Governance Committee is composed entirely of our board of directors. Jay Hutton is not an independent director.

	(c)	The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix I to this Exhibit A.

7.	Compensation

(a)

The Board has appointed a Corporate Governance Committee, which is responsible for, among other things, developing the Company’s approach to executive compensation and periodically reviewing the compensation of the directors. The Corporate Governance Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Corporate Governance Committee also administers and implements all of our stock option and other stock- based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters.

	(b)	The Compensation Committee is composed of the Chief Executive Officer and two independent directors.

	(c)	The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix II to this Exhibit C.

(d)

No compensation consultant or advisor has been retained since the beginning of the Company’s most recently completed financial year to assist in determining compensation for any of the directors and officers.

8.	Other Board Committees

We also have a Corporate Governance Committee, the primary function of which is to assist the Board in developing the Company’s approach to corporate governance issues and monitoring performance against the defined approach. The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix I to this Exhibit B.

9.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director’s contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the Company’s major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a process of assessment.

APPENDIX I TO EXHIBIT B

Corporate Governance Committee Mandate and Principles

Corporate governance: The process and structure used to direct and manage the business and affairs of the corporation with the objective of enhancing long-term value for the shareholders and the financial viability of the business. The process and structure define the division of power and accountability among shareholders, the board of directors and management and can have an impact on other stakeholders such as employees, customers, suppliers and communities. – Dey Committee Report, 1994.

The Committee shall be composed of at least three directors, all of whom will be independent. The Committee will meet as required but no less than twice each year.

The Committee will review and recommend from time to time an optimum size and composition for the Board. The Committee will recommend new candidates, when required, with the objective of achieving an appropriate diversity and balance of directors having pertinent skills and experience. The Committee will nominate directors capable of adding shareholder value.

The Committee will develop and recommend to the Board an approach to corporate governance issues raised in the former TSX guidelines and other relevant literature.

The Committee will be a sounding board for the concerns of individual directors relating to corporate governance.

The Committee will ensure that there is a clear definition and separation of the responsibilities of the Board, its committees, the Chief Executive Officer and officers of the Company. This is to be maintained and all responsibilities clearly assigned.

The Committee recommends and if adopted by the board will be responsible for monitoring the following principles:

  directors will oversee management of the business and not manage the business day-to-day or add bureaucratic burden which could impede the effectiveness of management;

  the majority of the board will comprise independent, unrelated (non-executive) directors;

  directors will put the interests of the Company first, ahead of any individual stakeholder;

  directors will ensure there is a long term strategic plan and monitor progress against plan;

  directors will define and review regularly all major areas of business risk;

  the Board will agree with senior management on annual objectives and review performance against them;

  directors will ensure that contingency plans exist for orderly management succession;

  the Company will communicate openly, effectively and appropriately with shareholders;

  directors will ensure that the Company has effective financial control and information systems;

  the Board will review annually the Code of Ethics and ensure compliance with it.

  there will be a process for assessing regularly the effectiveness of the Board, its committees and its individual members; and

  the Company will review and report to shareholders each year on corporate governance.

An important objective of the Committee is to prevent corporate governance from becoming a burden to management and, to the extent possible, to minimize whatever burden cannot be avoided.

EXHIBIT C

Audit Committee Charter

The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of VOICE MOBILITY INTERNATIONAL, INC. (the “Company”):

Mandate

The primary function of the audit committee (the “Committee”) is to assist the Company’s Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

  review and appraise the performance of the Company’s external auditors; and

  provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board, each of whom shall be (i) free from any direct or indirect material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee, and (ii) financially literate (as that term is defined below). All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company’s Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

The members of the Committee shall be elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by a majority vote of the full Committee membership.

The Company and the Committee shall ensure that it satisfies the composition and other requirements adopted by any securities regulatory authority or stock exchange from time to time.

Meetings

The Committee shall meet a least quarterly or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1)	Documents/Reports Review

	a)	review and update this Audit Committee Charter annually;

b)

review the Company’s financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors;

c)

establish, review and periodically assess the adequacy of procedures for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements;

	d)	approve the Report of Committee to be included in the Company’s Proxy Statement for its annual meeting of the Company’s shareholders.

2)	External Auditors

	a)	oversee the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

	b)	review annually the performance of the external auditors who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;

c)

obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1, as the same may be modified or supplemented;

	d)	discuss with the external auditors the matters required to be discussed by SAS No. 61, as the same may be modified or supplemented

	e)	review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

	f)	take or recommend that the full Board take appropriate action to oversee the independence of the external auditors;

	g)	recommend to the Board the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

	h)	review and approve the external auditors’ annual engagement letter;

	i)	recommend to the Board the compensation to be paid to the external auditors;

j)

at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements;

	k)	review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

l)	review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

m)

review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i)

the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of fees paid by the Company and its subsidiaries to its external auditors during the fiscal year in which the non-audit services are provided,

	ii)	such services were not recognized by the Company or its subsidiaries at the time of the engagement to be non-audit services, and

iii)

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

3)	Financial Reporting Processes

	a)	in consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external;

	b)	consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

	c)	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;

	d)	review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

e)

following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

	f)	review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

	g)	review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

	h)	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

	i)	review certification process;

	j)	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

	k)	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4)	Other

	a)	communicate directly with the internal and external auditors;

	b)	review any related-party transactions;

	c)	engage independent counsel and other advisors as it determines necessary to carry out its duties;

	d)	to set and pay compensation for any independent counsel and other advisors employed by the Committee; and

	e)	perform such other functions as assigned by law, the Company’s bylaws or as the Board deems necessary and appropriate

Proxy

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
OF
VOICE MOBILITY INTERNATIONAL, INC.
TO BE HELD AT **800 885 WEST GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA**
ON **FRIDAY, NOVEMBER 12, 2010, AT 10:00 A.M. (VANCOUVER TIME)**

I/We being holder(s) of the Company hereby appoint:

Jay Hutton, an officer and director of the Company, or failing this person, **Aron Buchman**, or in the place of the foregoing, *(print the name)* ____ as my/our proxyholder with full power of substitution to attend, act and vote for and on my/our behalf in respect of all matters that may properly come before the aforesaid meeting of the holders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if I/we were present at the said Meeting and at any adjournment thereof.

I/We hereby direct the proxyholder to vote the securities of the Company recorded in my/our name as specified herein.

I/We hereby revoke any proxy previously given to attend and vote at said Meeting.

SECURITYHOLDER SIGN HERE: ______________________________

PLEASE PRINT NAME: ______________________________

DATE SIGNED: ______________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE.

Resolutions

(For full details of each resolution, please see the enclosed Information Circular)

	For	Against	Withhold
1. Appointment of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants as independent registered public accounting firm of the Company and to fix the Auditors' remuneration		N/A	
2. To elect as Director, Jay Hutton		N/A	
3. To elect as Director, Aron Buchman		N/A	
4. To elect as Director, Sean O'Mahony		N/A	
5. To pass a resolution to amend the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the authorized number of common shares issuable by the Company from 100,000,000 common shares to 200,000,000 common shares.			N/A

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the holder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the holder, by Computershare Investor Services Inc.

4.	A holder who wishes to attend the Meeting and vote on the resolutions in person may simply register with the scrutineers before the Meeting begins.

5.	A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and, if applicable, for the nominees of management for directors and auditors as identified in this Instrument of Proxy; OR

(b)

appoint another proxyholder, who need not be a holder of the Company, to vote according to the holder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any ballot of a resolution that may be called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If a holder has submitted an Instrument of Proxy, the holder may still attend the Meeting and may vote in person. To do so, the holder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

7.

Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting, as the proxyholder in its sole discretion sees fit.

8.	To be represented at the Meeting, proxies must be submitted no later than forty-eight (“48”) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof..

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete internet voting at www.investorvote.com.  To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete telephone voting at 1-866-732-VOTE (1-866-732-8683).  Please have this proxy in hand when you call.A proxyholder that is not a management proxyholder cannot be appointed by telephone.

RETURN YOUR PROXY BY MAIL OR FAX to COMPUTERSHARE INVESTOR SERVICES INC.

510 Burrard Street, 2nd Floor, Vancouver, British Columbia, V6C 3B9.  Fax number 604-661-9549.

Voting by mail or fax may be the only method for holdings held in the name of a corporation or holdings voted on behalf of another individual.  Do not mail the printed proxy or VIF if you have voted by the internet or telephone.